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                       VANGUARD(R) MORGAN(TM) GROWTH FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 27, 2001

An Important Message About Admiral(TM) Shares The Fund expects to begin offering a new share class, Admiral Shares, on May 14, 2001. Any Fund purchases made prior to this date will be for the original share class, Investor Shares. Once Admiral Shares are available, Fund accounts that meet the minimum balance and tenure requirements will be eligible for tax-free conversion to Admiral Shares.

For more information on Vanguard's Admiral Shares, including conversion details, please contact us at 1-800-662-7447.





(C)2001 The Vanguard Group, Inc. All rights reserved.                PS26 042001
Vanguard Marketing Corporation, Distributor.